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                                  SECURED NOTE

 $137,500.00                                                    October 26, 1994

         FOR VALUE RECEIVED, AIRSHIP AIRWAYS, INC. (f/k/a Federal Airlines, Inc.) a Florida corporation (the "Maker"), having an office at 7380 Sand Lake Road, Suite 200, Orlando, Florida 32819 hereby promises to pay to the order of AIRSHIP INTERNATIONAL LTD, (the "Payee") at its office at 7380 Sand Lake Road, Suite 350, Orlando, Florida 32819 or at such other place as Payee may, from time to time, designate, the principal sum of One Hundred Thirty Seven Thousand Five Hundred Dollars ($137,500.00) in lawful money of the United STATES due and payable as set forth below.

         1. Interest. Maker further promises to pay interest on unpaid principal balance hereof of 8% per annum from the date hereof. Such interest shall be due and payable together with principal as provided below. Interest shall be calculated on the basis of a 360 day year (12 equal 30 day periods). In no event shall the interest charged hereunder exceed the maximum permitted under the laws of the State of Florida.

         2. Principal. The entire unpaid principal balance hereof, and all accrued and unpaid interest shall be due and payable on or before February 23, 1995, or such later date to which the Payee may agree in writing, unless accelerated as a result of a default as set forth below.

         3. Covenants. Maker agrees to use the proceeds of the loan evidenced hereby as deposit monies paid in connection with aircraft acquisition and to defray the costs of Maker's FAA certification.

            a) Maker shall not, without the prior written consent of the Payee, create, incur, assume or suffer to exist any mortgage, pledge, security interest, assignment, lien (statutory or other) or claims in or upon the assets described in Exhibit "A".

         4. Representations and Warranties. The Maker hereby represents and warrants as follows, which representations and warranties shall continue to be true while any obligations pursuant to this Note remain outstanding:

            a) it is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation and has the corporate power and authority to carry on its business as it is now being conducted and to own, operate and lease its properties and assets and is duly qualified or licensed to do business as a foreign corporation and is in good standing in all the jurisdictions in which the ownership or leasing of its property or conduct of its business requires such qualifications or licensing.







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            b) it has full power, authority and legal right to execute and deliver this Note, the Collateral and Security Agreement dated the date hereof between Maker and Payee (the "Security Agreement"), the foregoing have been duly authorized by all necessary corporate action on its part and each of this Notice and the Security Agreement is the legal, valid and binding obligation of Maker enforceable against is in accordance with the terms hereof and thereof.

            c) it is not in default under any material indenture, mortgage, deed of trust, agreement or other instrument to which it is a party or by which it or any of its assets may be bound. The execution and delivery of this Note and the Security Agreement and compliance with provisions hereof shall not violate any United States or foreign law, regulation or any order or decree of any United States or foreign court or governmental instrumentality in any material respect, nor shall the same violate its charter or by-laws or result in the breach of, constitute any material default under,or conflict with any indenture, mortgage, material agreement or other instrument to which it is party or by which it or any of its assets may be bound or result in the creation or imposition of any lien, security interest or claim upon any of its assets.

            d) except for filings required to perfect the security interest granted in the Security Agreement, no action of or filing with or consent of any United States or foreign governmental or public body or authority and no approval or consent of any other party is required to authorize or is otherwise required in connection with the execution, delivery or performance of this Note or the Security Agreement.

            e) notwithstanding issues raised in the pending litigation styled
               V-3 Travel, Inc. v. Federal Airlines, Inc. and Louis J. Pearlman, Case No.: 93-1034-CIV-ORL-18, there is no suits, proceedings or investigations pending or, to its knowledge, threatened against it which, individually or in the aggregate, if determined adversely, would have a material adverse effect on it, its business, operation or assets.

         5. Default. Notwithstanding the fact that this Note is payable on the due date set forth above, the entire unpaid principal balance of this Note and interest accrued with respect thereto as well as any other costs, fees and expenses incurred in connection herewith shall be immediately due and payable, without notice or demand, upon the occurrence of any of the following:

            a) the Maker becoming insolvent (however defined or evidenced), committing an act of bankruptcy, making an assignment for the benefit of creditors or making or sending a notice of intended bulk transfer, or if a







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               meeting of creditors is convened or a committee of creditors is appointed for, or any petition or proceeding for any relief under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, receivership, liquidation or dissolution law or statute now or hereinafter in effect (whether at law or in equity) is filed or commenced by or against Maker or any of its properties or the appointment of a receiver or trustee for Maker or any of its properties;

            b) any merger, consolidation or other business combination involving the Maker (other then a merger of consolidation between Maker and Payee) or the sale of all or substantially all of the assets of Maker;

            c) the filing of a lien, the issuance of a levy or execution, or the seizure, attachment or garnishment, or the entry of judgment on or against Maker or any of its properties which, individually or in the aggregate, exceeds $50,000.00 and which shall not be released, satisfied of record or bonded within thirty (30) days thereafter;

            d) the occurrence of a default of any kind or the breach of any covenant under this Note, the Security Agreement or any present or future document, instrument or agreement between the Maker and Payee, which remains uncured for the length of the grace period specified therein, if any; or

            e) should any representation or warranty made by Maker in this Note, the Security Agreement or any present or future document, instrument or agreement between Maker and Payee prove to be untrue or inaccurate in any material respect as of the date on which such representation or warranty is made.

        6. Remedies. All rights and remedies available to the Payee pursuant to the provisions of this Note, the Security Agreement, applicable law and otherwise are cumulative, not exclusive, and enforceable alternatively, successively and/or concurrently after default by Maker.

        7. Waivers. maker waives demand, presentment, protest and notice of any kind and consents to the extension of time of payments, the release, surrender or substitution of any and all security or guarantees for the obligations evidenced hereby or other indulgence with respect to this Note, all without notice. In the event of any litigation with respect to the obligations evidenced by this Note, or with respect to the Security Agreement, the MAKER WAIVES THE RIGHT TO A TRIAL BY JURY.

        8. Modification. This Note may not be changed, modified or terminated orally, but only by an agreement in writing, signed by the party to be charged. The Maker hereby






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 authorizes the Payee to complete the blanks, if any, in this Note or the
 Security Agreement and any particulars relating thereto according to the terms of the indebtedness evidenced hereby.

        9. Governing Law; Venue. The laws of the State of Florida shall govern the validity, enforcement and interpretation of this Note, and any lawsuit hereunder shall be venued in the Circuit Court of Orange County, Florida.

        10. Invalidity Assignment. If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby. This Note shall be binding upon the successors and assigns of the Maker and enure to the benefit of the Payee, its successors, endorsers and assigns.

        11. Set Off. Maker reserves the right and ability to offset monies owed in connection with other Promissory Notes between Maker and Payee in the event Payee defaults on said Notes.

        IN WITNESS WHEREOF, the Maker has executed this Secured Note as of the date set forth above.

                                 AIRSHIP AIRWAYS, INC.



                                 By: /s/ PETER GARRAMBONE
                                    ____________________________________________
                                    Peter Garrambone, Chief Executive Officer


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